Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of July 27, 2007 (this “Amendment”) to that certain Credit and Guaranty Agreement referenced below is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), the Guarantors and the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a revolving credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit and Guaranty Agreement, dated as of April 26, 2006, by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent, as modified by that certain Modification Agreement, dated as of March 30, 2007 (which, among other things, increased the Total Revolving Committed Amount by $100 million from $500 million to $600 million) (as further amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested amendments to certain of the terms of the Existing Credit Agreement;

WHEREAS, the requested amendments require the consent of the Required Lenders; and

WHEREAS, the Required Lenders have agreed to the requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined in Subpart 3.1), the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendments to Section 1.1. (a) The definition of “Borrowing Base” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Borrowing Base” shall mean, at any time, an amount equal to sixty-five percent (65%) of the Consolidated UAP Property Value.

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AMENDMENT NO. 1

(b) The definition of “Capitalization Rate” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Capitalization Rate” shall mean (i) seven and one-half percent (7.50%) in the case of non-government reimbursed properties and assets and (ii) nine and one-quarter percent (9.25%) in the case of government reimbursed properties and assets.

(c) The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated EBITDA” shall mean, for any period for the Consolidated Group, the sum of Consolidated Net Income plus, without duplication, to the extent deducted in computing Consolidated Net Income, (a) amortization and depreciation expense, (b) other non-cash charges as are reasonably acceptable to the Administrative Agent and the Required Lenders, (c) Consolidated Interest Expense, (d) provision for taxes and (e) minority interest expense attributable to non-wholly owned Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP; but excluding, in any event, (i) extraordinary gains and losses and related tax effects thereon, (ii) non-cash impairment charges, (iii) non-cash stock or option based compensation and (iv) other non-cash gains and losses and related tax effects thereon as are reasonably acceptable to the Administrative Agent and the Required Lenders, and including, in any event, a pro rata share of the foregoing items and components attributable to interests in Joint Ventures. Except as otherwise expressly provided, the applicable period shall be the four (4) consecutive fiscal quarters ending as of the date of determination.

(d) The definition of “Consolidated Gross Asset Value” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated Gross Asset Value” shall mean, as of any day for the Consolidated Group, the sum of (a) unrestricted cash, restricted cash to the extent a corresponding liability is included in Consolidated Total Liabilities, restricted cash held by third party lenders as collateral for indebtedness, and Cash Equivalents, plus (b) an amount equal to the quotient of Consolidated EBITDA for the period of four (4) consecutive fiscal quarters most recently ended divided by the Capitalization Rate, plus (c) one hundred percent (100%) of the book value of all development in progress, including land, plus (d) one hundred percent (100%) of the book value of other non-real property assets other than goodwill and other intangible assets, in each case determined on a consolidated basis in accordance with GAAP, but including, in any event, a pro rata share of the foregoing items and components attributable to interests in Joint Ventures; provided, however, that for purposes of clause (b), Acquisitions will be valued for the period of eight (8) consecutive fiscal quarters following the date of Acquisition at the greater of (i) 100% of the purchase price or Acquisition cost thereof, or (ii) the quotient of the portion of Consolidated EBITDA for a period of four (4) consecutive fiscal quarters attributed to the Acquisition on a Pro Forma Basis divided by the Capitalization Rate.

(e) The definition of “UAP Property” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects: (i) the introductory sentence of the definition is amended in its entirety to read as set forth below; (ii) subclause (b) is hereby amended in its entirety to read as set forth below; (iii) a new subclause (g) shall be inserted immediately following subclause (f) to read as set forth below; and (iv) the word “and” at the end of subclause (e) shall be deleted and the “.” at the end of subclause (f) shall be replaced with “; and”:

“UAP Property” shall mean any real property asset:

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AMENDMENT NO. 1

(b) that is more than ninety percent (90%) owned by a Credit Party or other member of the Consolidated Group which ownership is either (i) fee simple or (ii) a long-term ground leasehold approved by the Administrative Agent such approval not to be unreasonably withheld;

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(g) either (i) located in the United States and owned or leased by a Domestic Credit Party or (ii) located outside of the United States and owned or leased by a Domestic Credit Party or other member of the Consolidated Group; provided, however, for purposes of this subclause (g)(ii) (and for purposes of determining Consolidated UAP Property Value), at no time shall more than twenty percent (20%) of the Consolidated UAP Property Value be attributable to UAP Properties located outside of the United States.

(f) The following definition of “Significant Acquisition” is hereby added to Section 1.1 of the Existing Credit Agreement in its appropriate alphabetical order:

“Significant Acquisition” shall mean, any Acquisition (in one or a series of related transactions) with an aggregate consideration in excess of $450,000,000.

SUBPART 2.2 Amendments to Section 2.1(c). Section 2.1(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(c) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender agrees to make certain revolving credit loans (the “Swingline Loans”) to the Borrower in Dollars from time to time for the purposes hereinafter set forth; provided that (i) the aggregate principal amount of Swingline Loans outstanding shall not at any time exceed an amount equal to ten percent (10%) of the Total Revolving Committed Amount (as such amount may be increased in accordance with the provisions of Section 2.1(d)(ix) or decreased in accordance with the provisions of Section 2.6(b), the “Swingline Committed Amount”), (ii) the aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed the Total Revolving Committed Amount and (iii) the aggregate principal amount of Revolving Obligations outstanding shall not at any time exceed the Borrowing Base. Each Swingline Loan shall be repaid three (3) days after the date of borrowing and shall be a Base Rate Loan. Swingline Loans may be repaid and reborrowed in accordance with the provisions hereof.

SUBPART 2.3 Amendments to Section 2.1(d). The introductory sentence of Section 2.1(d) and subclauses (vi) and (ix) of Section 2.1(d) of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

(d) Increase in Total Revolving Committed Amount. Subject to the terms and conditions set forth herein, the Borrower may at any time, or from time to time, upon notice to the Administrative Agent increase the Total Revolving Committed Amount by up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) in the aggregate; provided that:

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(vi) after giving effect to any such increase, the aggregate amount of the Revolving Commitments shall not exceed SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000);

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(ix) on any date that the Total Revolving Committed Amount is increased pursuant to this Section 2.1(d), the LOC Committed Amount shall also be increased proportionately to an amount equal to fifteen percent (15%) of the Total Revolving Committed Amount and the Swingline Committed Amount shall also be increased proportionately to an amount equal to ten percent (10%) of the Total Revolving Committed Amount.

SUBPART 2.4 Amendments to Section 2.6(b). Section 2.6(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(b) On any date that the Total Revolving Committed Amount is reduced pursuant to subsection (a) above, each of the Swingline Committed Amount and the LOC Committed Amount shall also be reduced proportionately, such that the LOC Committed Amount shall at all times remain equal to fifteen percent (15%) of the Total Revolving Committed Amount, and the Swingline Committed Amount shall at all times remain equal to ten percent (10%) of the Total Revolving Committed Amount.

SUBPART 2.5 Amendments to Section 6.12. The first paragraph of Section 6.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Section 6.12 Withdrawal or Addition of UAP Properties.

The Borrower may add and withdraw Properties from the pool of UAP Properties without the consent of the Administrative Agent; provided that (i) in the case of addition of a Property by a member of the Consolidated Group that is not a Credit Party, to the extent that the owner of the Property is a Domestic Subsidiary, the owner of the Property shall have provided a fully executed Joinder Agreement, together with an officer’s certificate with copies of resolutions, applicable Organizational Documents, and favorable opinions of counsel, in each case, in substantially the form and substance as previously provided at closing of the Loan to the Administrative Agent for the other UAP Properties and the Credit Parties, and such other information about the owner of the subject Property as is required to indicate compliance with the requirements of and for a UAP Property, as may be reasonably requested by the Administrative Agent and (ii) in the case of withdrawal of a Property, the Borrower shall have given notice thereof to the Administrative Agent, together with a request to release the owner of the subject Property, where appropriate, in accordance with the provisions hereof, and (iii) in any such case, the Borrower shall have delivered to Administrative Agent a Borrowing Base Certificate reflecting the addition or withdrawal of the subject Property.

SUBPART 2.6 Amendments to Section 7.10. Clauses (a) and (c) of Section 7.10 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

Section 7.10 Financial Covenants.

(a) Consolidated Total Leverage Ratio. As of the end of each fiscal quarter, permit the Consolidated Total Leverage Ratio to be greater than sixty percent (60%); provided, however, such ratio may exceed sixty percent (60%) for up to two (2) consecutive fiscal quarters immediately following a Significant Acquisition, but in no event shall the Consolidated Total Leverage Ratio exceed sixty-five percent (65%).

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(c) Consolidated Unsecured Leverage Ratio. As of the end of each fiscal quarter, permit the Consolidated Unsecured Leverage Ratio to be greater than sixty percent (60%); provided, however, such ratio may exceed sixty percent (60%) for up to two (2) consecutive fiscal quarters immediately following a Significant Acquisition, but in no event shall the Consolidated Unsecured Leverage Ratio exceed sixty-five percent (65%).

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the following conditions shall have been satisfied:

(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b) Fees and Expenses. The Administrative Agent and the Lenders shall have received from the Borrower all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

PART 4

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Credit Parties affirm that, after giving effect to this Amendment, the representations and warranties set forth in the Existing Credit Agreement and the other Fundamental Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

SUBPART 4.2 References in Other Credit Documents. On and after the date hereof, all references to the Existing Credit Agreement in each of the Fundamental Documents shall hereafter mean the Existing Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Existing Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

SUBPART 4.3 Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such

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AMENDMENT NO. 1

counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

SUBPART 4.4 Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

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VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the day and the year first above written.

BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP

		By:	Ventas, Inc., its General Partner

		By:	/s/ T. Richard Riney
		Name:	T. Richard Riney
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

GUARANTORS:	VENTAS, INC.

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS CAPITAL CORPORATION VENTAS HEALTHCARE PROPERTIES, INC. VENTAS FRAMINGHAM, LLC VENTAS MANAGEMENT, LLC VENTAS SUN LLC VENTAS CAL SUN, LLC VENTAS PROVIDENT, LLC

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS LP REALTY, L.L.C.

		By:	Ventas, Inc., its Sole Member

		By:	/s/ T. Richard Riney
		Name:	T. Richard Riney
		Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

VENTAS TRS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President

ELDERTRUST
ET CAPITAL CORP.
ET SUB-LOPATCONG, L.L.C.
ET PENNSBURG FINANCE, L.L.C.
ET SUB-PLEASANT VIEW, L.L.C.
ET SUB-SMOB, L.L.C.
ET WAYNE FINANCE, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ELDERTRUST OPERATING LIMITED PARTNERSHIP

	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET SUB-BERKSHIRE LIMITED PARTNERSHIP

	By:	ET Berkshire, LLC, its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

ET BERKSHIRE, LLC
CABOT ALF, L.L.C.
CLEVELAND ALF, L.L.C.
ET SUB-HERITAGE WOODS, L.L.C.
ET GENPAR, L.L.C.
ET SUB-LACEY I, L.L.C.
ET LEHIGH, LLC
ET SUB-PHILLIPSBURG I, L.L.C.
ET SANATOGA, LLC
VERNON ALF, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-HIGHGATE, L.P.
ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.
ET SUB-RIVERVIEW RIDGE LIMITED PARTNERSHIP, L.L.P.
ET SUB-WILLOWBROOK LIMITED PARTNERSHIP, L.L.P.
ET SUB-WOODBRIDGE, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

ET SUB-LEHIGH LIMITED PARTNERSHIP

By:	ET Lehigh, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.

By:	ET Pennsburg Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-SANATOGA LIMITED PARTNERSHIP

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.

By:	ET Wayne Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

ET WAYNE FINANCE, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Chairman, Executive Vice President and Secretary

PSLT GP, LLC

	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT OP, L.P.

	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-BLC PROPERTIES HOLDINGS, LLC
PSLT-ALS PROPERTIES HOLDINGS, LLC

	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC
BROOKDALE HOLDINGS, LLC
BROOKDALE LIVING COMMUNITIES OF INDIANA-OL, LLC
BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC
BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC
BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC
BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BLC OF CALIFORNIA-SAN MARCOS, L.P.

By:	Brookdale Living Communities of California-San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP
RIVER OAKS PARTNERS

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS PROPERTIES I, LLC

By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

VSCRE HOLDINGS, LLC
UNITED REHAB REALTY HOLDING, LLC
BCC MARTINSBURG REALTY, LLC
BCC ONTARIO REALTY, LLC
BCC MEDINA REALTY, LLC
BCC WASHINGTON TOWNSHIP, LLC
EC LEBANON REALTY, LLC
EC HAMILTON PLACE REALTY, LLC
EC TIMBERLIN PARC REALTY, LLC
EC HALCYON REALTY, LLC
BCC ALTOONA REALTY, LLC
BCC ALTOONA REALTY GP, LLC
BCC READING REALTY, LLC
BCC READING REALTY GP, LLC
BCC BERWICK REALTY, LLC
BCC BERWICK REALTY GP, LLC
BCC LEWISTOWN REALTY, LLC
BCC LEWISTOWN REALTY GP, LLC
BCC STATE COLLEGE REALTY, LLC
BCC STATE COLLEGE REALTY GP, LLC
SOUTH BEAVER REALTY HOLDINGS, LLC
BCC SOUTH BEAVER REALTY, LLC
SHIPPENSBURG REALTY HOLDINGS, LLC
BCC SHIPPENSBURG REALTY, LLC
IPC (AP) HOLDING, LLC
AL (AP) HOLDING, LLC
ALLISON PARK NOMINEE, LLC
IPC (HCN) HOLDING, LLC
AL (HCN) HOLDING, LLC
BLOOMSBURG NOMINEE, LLC
SAGAMORE HILLS NOMINEE, LLC
LEBANON NOMINEE, LLC
SAXONBURG NOMINEE, LLC
LOYALSOCK NOMINEE, LLC
IPC (MT) HOLDING, LLC
AL (MT) HOLDING, LLC
LEWISBURG NOMINEE, LLC
HENDERSONVILLE NOMINEE, LLC
LIMA NOMINEE, LLC
KINGSPORT NOMINEE, LLC
XENIA NOMINEE, LLC
KNOXVILLE NOMINEE, LLC
CHIPPEWA NOMINEE, LLC
DILLSBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

BCC ALTOONA REALTY, LP

By:	BCC Altoona Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC READING REALTY, LP

By:	BCC Reading Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC BERWICK REALTY, LP

By:	BCC Berwick Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC LEWISTOWN REALTY, LP

By:	BCC Lewistown Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

BCC STATE COLLEGE REALTY, LP

By:	BCC State College Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ALLISON PARK NOMINEE, LP

By:	Allison Park Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BLOOMSBURG NOMINEE, LP

By:	Bloomsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAGAMORE HILLS NOMINEE, LP

By:	Sagamore Hills Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

LEBANON NOMINEE, LP

By:	Lebanon Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAXONBURG NOMINEE, LP

By:	Saxonburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LOYALSOCK NOMINEE, LP

By:	Loyalsock Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEWISBURG NOMINEE, LP

By:	Lewisburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

HENDERSONVILLE NOMINEE, LP

By:	Hendersonville Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LIMA NOMINEE, LP

By:	Lima Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

KINGSPORT NOMINEE, LP

By:	Kingsport Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

XENIA NOMINEE, LP

By:	Xenia Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

KNOXVILLE NOMINEE, LP

By:	Knoxville Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

CHIPPEWA NOMINEE, LP

By:	Chippewa Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

DILLSBURG NOMINEE, LP

By:	Dillsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

VENTAS MOB HOLDINGS, LLC
VENTAS NEXCORE HOLDINGS, LLC
VENTAS BROADWAY MOB, LLC
VENTAS CASPER HOLDINGS, LLC
VENTAS SSL ONTARIO III, INC.
SZR MISSISSAUGA INC.
VENTAS SSL LYNN VALLEY, INC.
SZR MARKHAM INC.
VENTAS SSL BEACON HILL, INC.
SZR RICHMOND HILL INC.
VENTAS SSL ONTARIO II, INC.
VENTAS GRANTOR TRUST #2
SZR WINDSOR INC.
SZR OAKVILLE INC.
VENTAS SSL VANCOUVER, INC.
VENTAS OF VANCOUVER LIMITED
SZR OF BURLINGTON INC.
VENTAS GRANTOR TRUST #1
VENTAS SSL, INC.
VENTAS SSL HOLDINGS, INC.
VENTAS SSL HOLDINGS, LLC
VENTAS REIT US HOLDINGS, INC.
SZR US UPREIT THREE, LLC
SZR US FINANCE, INC.
SZR US INVESTMENTS, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

SZR COLUMBIA, LLC
SZR WILLOWBROOK, LLC
SZR NORWOOD, LLC
SZR ROCKVILLE, LLC
SZR SAN MATEO, LLC

	By:	SZR US Investments, Inc., its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

SZR Lincoln Park, LLC
SZR North Hills, LLC
SZR Westlake Village LLC
SZR Yorba Linda, LLC

By:	SZR US UPREIT THREE, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

VENTAS REALTY, LIMITED PARTNERSHIP

AMENDMENT NO. 1

LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent, as Issuing Bank and as Cash Collateral Bank

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Vice President

BANK OF AMERICA, N.A., individually as a Lender and the Swingline Lender

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

	By:	/s/ Michael E. O’Brien
	Name:	Michael E. O’Brien
	Title:	Vice President

UBS LOAN FINANCE LLC,
as a Lender

	By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

	By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

CALYON NEW YORK BRANCH,
as a Lender

	By:	/s/ Thomas Randolph
	Name:	Thomas Randolph
	Title:	Managing Director

	By:	/s/ Priya Vrat
	Name:	Priya Vrat
	Title:	Director

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:

CITICORP NORTH AMERICA, INC.,
as a Lender

By:	/s/ Ricardo James
Name:	Ricardo James
Title:	Vice-President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Amy L. MacLearie
Name:	Amy L. MacLearie
Title:	Closing Officer

ALLIED IRISH BANKS PLC,
as a Lender

By:
Name:
Title:

STATE BANK OF INDIA, NEW YORK BRANCH,
as a Lender

By:	/s/ Ashok Wanchoo
Name:	Ashok Wanchoo
Title:	Vice President & Head (Credit)

AIB DEBT MANAGEMENT LIMITED,
as a Lender

By:
Name:
Title:

2

BANK OF MONTREAL,
as a Lender

By:	/s/ Aaron Lanski
Name:	Aaron Lanski
Title:	Vice President

BANK OF THE WEST,
as a Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICA,
as a Lender

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

EMIGRANT REALTY FINANCE LLC,
as a Lender

By:	/s/ Thomas G. Devine
Name:	Thomas G. Devine
Title:	Managing Director & Vice-President Emigrant Realty Finance

LASALLE BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brad Feine
Name:	Brad Feine
Title:	Vice President

MORGAN STANLEY BANK,
as a Lender

By:	/s/ Elizabeth Hendricks
Name:	Elizabeth Hendricks
Title:	Authorized Signatory

3

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeanette A. Griffin
Name:	Jeanette A. Griffin
Title:	Director

4